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     [LOGO]
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COLONIAL NEWPORT TIGER CUB FUND     SEMIANNUAL REPORT
-----------------------------------------------------

February 28, 1998




NOT FDIC                 MAY LOSE VALUE
INSURED                  NO BANK GUARANTEE

                   COLONIAL NEWPORT TIGER CUB FUND HIGHLIGHTS
                      SEPTEMBER 1, 1997 - FEBRUARY 28, 1998

INVESTMENT OBJECTIVE: Colonial Newport Tiger Cub Fund seeks capital appreciation by investing primarily in equity securities of small companies (i.e., companies with equity market capitalizations of U.S. $1 billion or less) located in the nine Tiger markets of Asia: Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines.

THE FUND IS DESIGNED TO OFFER:
  |X| Access to entrepreneurial company stocks located in some of the world's most dynamic economies
  |X|  Aggressive long-term growth potential
  |X|  Experienced investment management

PORTFOLIO MANAGER COMMENTARY: "An economic crisis in the Tiger region during the period caused many markets to decline significantly. Despite the markets' volatility, we stuck to our quality-oriented investment philosophy. First, the majority of the Fund's assets remained invested in Hong Kong and Singapore, areas with relatively stable economies where markets suffered smaller declines. Second, we avoided companies with revenues tied to local, declining currencies and economies, and focused instead on companies with strong ties to U.S.
dollar-linked economies."                                      -- Robert Cameron

                   COLONIAL NEWPORT TIGER CUB FUND PERFORMANCE

                                        CLASS A    CLASS B   CLASS C   CLASS Z
     Inception Date                     6/3/96     6/3/96    6/3/96    6/3/96
-------------------------------------------------------------------------------
Six-month total returns, assuming       (21.65)%   (21.95)%  (21.95)%  (21.47)%
reinvestment of all distributions
and no sales charge or CDSC
-------------------------------------------------------------------------------
Six-month total returns, assuming       (26.15)%   (25.85)%  (22.73)%  (21.47)%
POP and CDSC1
Net asset value per share at 2/28/98     $7.13      $7.04     $7.04     $7.17

(1) Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. The contingent deferred sales charge (CDSC) returns reflect the maximum charge of 5% and 1% for Class B and C shares respectively. Past performance cannot predict future results. Returns and value of an investment will fluctuate, resulting in a gain or loss on sale.

COUNTRY BREAKDOWN(2)                     TOP FIVE HOLDINGS(2)
(as of 2/28/98)                          (as of 2/28/98)
-------------------------------------------------------------------------------
1. Hong Kong ................... 66.0%    1. Johnson Elec. Hldgs. Ltd. .... 7.1%
2. Singapore ................... 11.3%    2. Varitronix Int'l Ltd. ........ 5.8%
3. Philippines .................  6.5%    3. Hang Seng Bank ............... 5.4%
4. Thailand ....................  1.4%    4. Four Seas Merch. Hldgs. Ltd. . 5.1%
5. Indonesia ...................  0.8%    5. HKR International Ltd. ....... 4.5%

(2) Country and holdings breakdowns are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these countries in the future.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                      [Photo of Harold W Cogger]

The economies of the Pacific Rim dominated headlines during the period. A Thai currency collapse in July quickly spread to currency devaluations throughout the region. These declining currencies exposed credit problems and a widespread need for financial restructuring, in several cases with the assistance of the International Monetary Fund (IMF).

Thailand, South Korea, Malaysia, Indonesia and the Philippines experienced serious financial and market crises. Unfortunately, the market declines were not limited to these nations as the "fear" of declining markets spilled over into the fundamentally strong markets of Hong Kong and Singapore. Shaken investor confidence resulted in institutional selling, particularly in Hong Kong where large investments could be liquidated quickly. However, during January and February there were some signs that Asian markets might be stabilizing as several countries demonstrated a willingness to take the economic remedy prescribed by the IMF. This attitude provided some support for Tiger currencies and markets.

The Fund had over 75% of its assets invested in the stronger markets of Hong Kong and Singapore, which shielded shareholders from some of the region's worst decline. The economies of these nations share economic and investment characteristics not found in the weaker Tiger markets, including steady growth, low inflation and well-regulated banking systems. Furthermore, many high quality companies with strong fundamentals are currently trading at attractive prices, presenting the Fund with long-term growth potential.

Effective June 30, 1998, Colonial Newport Tiger Cub Fund will be renamed Newport Tiger Cub Fund. While this new name does not in any way change the Fund's investment approach or management style, it serves to underscore Newport Fund Management's position as a leader in Asian investing.

The long-term benefits of investing in an international fund include an opportunity to diversify your core portfolio. Despite the recent market and financial crises in Southeast Asia, we believe the economies of the nine Tiger countries of Asia will recover, although perhaps not all at the same time or at the same rate. Progress towards higher standards of living, as well as infrastructure needs in the Tiger countries, point to opportunities for improving long-term market conditions. Thank you for the opportunity to serve your investment needs.

Respectfully,

/s/ Harold W. Cogger

Harold W. Cogger
President
April 9, 1998

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue.

                           PORTFOLIO MANAGEMENT REPORT

[Photo of Robert Cameron]

ROBERT CAMERON is portfolio manager of Colonial Newport Tiger Cub Fund and is a senior vice president of Newport Fund Management, Inc.

VOLATILE AND CHALLENGING ECONOMIC ENVIRONMENT IN SOUTHEAST ASIA

A collapse of Thailand's currency in July quickly led to currency devaluations throughout the region. Stock market corrections were not limited to the overheated economies of Thailand, Indonesia and Malaysia as nearly all Asian currencies and markets declined significantly. Some Tiger markets lost as much as 60% of their U.S. dollar value during this period, including Indonesia and South Korea. The Fund has the majority of its assets invested in Hong Kong (66%) and Singapore (11%). These markets were among the strongest Asian economies, although they suffered declines of 18.7% and 3.8%, respectively.

As a result, the Fund generated a negative total return of 21.65% for Class A shares based on net asset value. Although the Fund underperformed its broad-based index, MSCI Pacific Region (Ex-Japan) Index, which had a negative return of 14.38%, the Fund performed well against more specialized indices. For instance, the Fund outperformed the HSBC James Capel Smaller Asia Companies S.E. Asia Index, which was down 37.22%. We believe that the Fund's favorable relative performance is due primarily to a larger proportion of assets invested in Hong Kong and Singapore, both of which declined less than other Tiger markets. Performance also benefited from the Fund's emphasis on companies where sales of goods and services are denominated in U.S. dollar-linked currencies. The revenues and earnings of these companies were less negatively affected by the declining currencies and economies in their home region.

HIGH QUALITY, LONG-TERM INVESTMENT PHILOSOPHY SHIELDED THE FUND FROM THE WORST OF THE REGION'S DECLINE

Our top-down approach leads us to select the highest quality countries followed by the highest quality companies within those countries. This process served the portfolio well. The Fund maintained sizeable positions in Hong Kong and Singapore, with minimal exposure to the weakening markets of Thailand, Malaysia, Indonesia and the Philippines. Both Hong Kong and Singapore have fundamentally sound economies, stronger banking systems with better balance sheets and larger, more liquid reserves. We think these countries are better able to weather the economic storm. In addition, these markets contain a number of quality growth companies with excellent management and strong balance sheets that we believe offer strong growth prospects for the future.

PORTFOLIO CONCENTRATED IN THE TIGER REGION'S BEST SMALLER COMPANIES

We continued to hold a relatively small number of stocks in the portfolio. At the end of the period, our 27 positions represented companies that we believe are among the best managed and participate in the best growth businesses in Asia. For example, Li & Fung Ltd., which comprises 2.9% of the portfolio, is a Hong Kong-based trading company with 100% of its revenues denominated in U.S. dollar-linked currencies. As a middleman for retail stores' private label apparel, Li & Fung is able to source the manufacturing of its goods to countries with cheaper currencies while selling the finished products to countries with a strong link to the U.S. dollar. As a result, this company and others like it are able to insulate their earnings from declining regional currencies and economies.

We also like stocks that we believe will benefit from economic growth in China. China's enormous economy is rich in terms of foreign reserves and high personal savings. Recent announcements of an ambitious plan to stimulate the Chinese economy should result in lower interest rates, more accessible credit and improved liquidity. We believe many Hong Kong-based companies will experience increased business from China's growing economy. For example, 4.1% of our portfolio was invested in Glorious Sun Enterprises, a Hong Kong-based apparel manufacturer that sells blue jeans and sweaters throughout its own stores in China. With new store openings at the rate of two per week, Glorious Sun is well-positioned to benefit from a long-term trend of an increased standard of living and strengthening income levels for the Chinese.

QUALITY-ORIENTED INVESTMENT PHILOSOPHY IN THE TIGER ECONOMIES

While the magnitude of losses in the Asian market indicates serious financial problems, economic conditions suggest that the worst of the crisis may be behind us. However, we believe that several Tiger economies will take another year or two to start their recovery. Therefore, in keeping with our quality-oriented investment philosophy, we will continue to emphasize companies based in Hong Kong and Singapore, two regions that we believe are well positioned to weather this economic crisis.

We also believe that the current turmoil in Southeast Asia presents long-term investors with some excellent growth opportunities. The market declines have touched many quality companies with excellent management and significant financial strength. This has resulted in very low stock prices relative to what we think these companies are worth. We believe that these stocks offer good opportunities for long-term price appreciation. We believe that the Tiger markets will recover and appreciate your patience and long-term support.

           COLONIAL NEWPORT TIGER CUB FUND INVESTMENT PERFORMANCE VS.
                    THE MSCI PACIFIC REGION (EX-JAPAN) INDEX

                Change in Value of $10,000 from 6/30/96 - 2/28/98

                       CLASS A SHARES BASED ON NAV AND POP
-------------------------------------------------------------------------------

----------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS as of 2/28/98
Inception 6/3/96          NAV          POP
----------------------------------------------
1 YEAR                  (26.34)%     (30.58)%
----------------------------------------------
SINCE INCEPTION         (17.65)      (20.40)
----------------------------------------------

                                           MSCI
                                          PACIFIC
                                          REGION
                                        (EX-JAPAN)
                       NAV       POP      INDEX
-----------------------------------------------------------------
Jun 30, 96          $10,000   $ 9,425   $10,000
Jul 31, 96            9,425     8,883     9,496
Aug 31, 96            9,405     8,864     9,920
Sep 30, 96            9,516     8,968    10,173
Oct 31, 96            9,162     8,636    10,449
Nov 30, 96            9,606     9,054    11,007
Dec 31, 96            9,728     9,168    11,028
Jan 31, 97            9,899     9,330    10,895
Feb 28, 97            9,768     9,206    11,049
Mar 31, 97            9,354     8,816    10,536
Apr 30, 97            9,273     8,740    10,320
May 31, 97            9,798     9,235    10,961
Jun 30, 97            9,929     9,358    11,201
Jul 31, 97           10,303     9,710    11,170
Aug 31, 97            9,183     8,655     9,620
Sep 30, 97            9,435     8,892     9,948
Oct 31, 97            7,639     7,200     7,838
Nov 30, 97            7,538     7,104     7,590
Dec 31, 97            6,983     6,581     7,609
Jan 31, 98            5,782     5,450     7,139
Feb 28, 98            7,195     6,781     8,237


                    CLASS B SHARES BASED ON NAV AND W/CDSC
-------------------------------------------------------------------------------
----------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS as of 2/28/98
Inception 6/3/96          NAV          w/CDSC
----------------------------------------------
1 YEAR                  (26.90)%     (30.55)%
----------------------------------------------
SINCE INCEPTION         (18.24)      (20.14)
----------------------------------------------

                                           MSCI
                                          PACIFIC
                                          REGION
                                        (EX-JAPAN)
                       NAV     W/ CDSC    INDEX
-----------------------------------------------------------------
Jun 30, 96          $10,000    $10,000  $10,000
Jul 31, 96            9,425      9,425    9,496
Aug 31, 96            9,384      9,384    9,920
Sep 30, 96            9,495      9,495   10,173
Oct 31, 96            9,142      9,142   10,449
Nov 30, 96            9,576      9,576   11,007
Dec 31, 96            9,697      9,697   11,028
Jan 31, 97            9,849      9,849   10,895
Feb 28, 97            9,717      9,717   11,049
Mar 31, 97            9,304      9,304   10,536
Apr 30, 97            9,213      9,213   10,320
May 31, 97            9,728      9,728   10,961
Jun 30, 97            9,859      9,859   11,201
Jul 31, 97           10,212     10,212   11,170
Aug 31, 97            9,102      9,102    9,620
Sep 30, 97            9,334      9,334    9,948
Oct 31, 97            7,558      7,558    7,838
Nov 30, 97            7,457      7,457    7,590
Dec 31, 97            6,902      6,902    7,609
Jan 31, 98            5,711      5,711    7,139
Feb 28, 98            7,104      6,820    8,237


                     CLASS C SHARES BASED ON NAV AND W/CDSC
-------------------------------------------------------------------------------

----------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS as of 2/28/98
Inception 6/3/96          NAV          w/CDSC
----------------------------------------------
1 YEAR                  (26.97)%     (27.70)%
----------------------------------------------
SINCE INCEPTION         (18.24)      (18.24)
----------------------------------------------

                                 MSCI
                                PACIFIC
                                REGION
                       NAV    (EX-JAPAN)
                     W/ CDSC    INDEX
-------------------------------------------------------
Jun 30, 96           $10,000  $10,000
Jul 31, 96             9,425    9,496
Aug 31, 96             9,384    9,920
Sep 30, 96             9,495   10,173
Oct 31, 96             9,142   10,449
Nov 30, 96             9,576   11,007
Dec 31, 96             9,697   11,028
Jan 31, 97             9,859   10,895
Feb 28, 97             9,728   11,049
Mar 31, 97             9,304   10,536
Apr 30, 97             9,213   10,320
May 31, 97             9,738   10,961
Jun 30, 97             9,859   11,201
Jul 31, 97            10,222   11,170
Aug 31, 97             9,102    9,620
Sep 30, 97             9,344    9,948
Oct 31, 97             7,558    7,838
Nov 30, 97             7,457    7,590
Dec 31, 97             6,902    7,609
Jan 31, 98             5,711    7,139
Feb 28, 98             7,104    8,237


A hypothetical $10,000 investment in Class Z shares made on 6/30/96 at net asset value (NAV) would amount to $7,235 on 2/28/98.

MSCI Pacific Region (Ex-Japan) Index is a broad-based, unmanaged index that tracks the performance of stocks in the Pacific Rim in countries other than Japan. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and it is not possible to invest in an index.

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum initial sales charge of 5.75% for Class A shares. The CDSC returns reflect the applicable charges of: 5% for one year and 4% since inception for Class B shares, and 1% for one year for Class C shares.

                              INVESTMENT PORTFOLIO
                   FEBRUARY 28, 1998 (UNAUDITED, IN THOUSANDS)

COMMON STOCKS - 86.0%                        COUNTRY      SHARES          VALUE
-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 39.1%
  DEPOSITORY INSTITUTIONS - 13.1%
  Hang Seng Bank                                 HK           80        $   757
  JCG Holdings Ltd.                              HK          670            340
  Oversea-Chinese Banking Corp. Ltd.             Si          100            595
  Singapore Finance Ltd.                         Si          205            148
                                                                        -------
                                                                          1,840
                                                                        -------
  HOLDING & OTHER INVESTMENT COMPANIES - 2.8%
  Dickson Concepts International Ltd.            HK          223            386
                                                                        -------
  HOLDING COMPANIES - 3.8%
  Cheung Kong Holdings Ltd.                      HK           75            526
                                                                        -------
  INSURANCE CARRIERS - 1.3%
  Thai Reinsurance Co., Ltd.                     Th          100            188
                                                                        -------
  REAL ESTATE - 18.1%
  China Resources Enterprises Ltd.               HK          150            328
  City Developments Ltd.                         Si           54            245
  HKR International Ltd.                         HK          849            636
  New World Development Co., Ltd.                HK           50            184
  SM Prime Holdings, Inc.                        Ph        3,000            557
  Sun Hung Kai Properties Ltd.                   HK           79            592
                                                                        -------
                                                                          2,542
                                                                        -------

 ...............................................................................
MANUFACTURING - 25.3%
  ELECTRONIC & COMPONENTS - 8.3%
  Music Corp. (a)                                Ph          900            350
  Varitronix International Ltd.                  HK          386            810
                                                                        -------
                                                                          1,160
                                                                        -------
  FABRICATED METAL - 2.3%
  Sinocan Holdings Ltd.                          HK        1,758            322
                                                                        -------
  FOOD & KINDRED PRODUCTS - 5.1%
  Four Seas Mercantile Holdings Ltd.             HK        1,754            719
                                                                        -------
  FURNITURE & FIXTURES - 1.4%
  Lamex Holdings Ltd.                            HK        1,500            190
                                                                        -------
  LIGHTING EQUIPMENT - 4.2%
  Clipsal Industries Ltd.                        Si          307            596
                                                                        -------
  MEASURING & ANALYZING INSTRUMENTS - 3.1%
  China Hong Kong Photo Products                 HK        1,898            436
                                                                        -------
  RUBBER & PLASTIC - 0.9%
  PT Dynaplast - Foreign Reg.                    In        1,816          $ 117
  Srithai Superware Public Co., Ltd. (Foreign)   Th           19              6
                                                                        -------
                                                                            123
                                                                        -------

 ...............................................................................
RETAIL TRADE - 4.1%
  APPAREL & ACCESSORY STORES
  Glorious Sun Enterprises                       HK        1,900            571
                                                                        -------

 ...............................................................................
SERVICES - 3.7%
  COMPUTER SOFTWARE
  Vanda Systems & Communication
   Holdings Ltd.                                 HK        1,416            512
                                                                        -------

 ...............................................................................
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 3.8%
  GAS SERVICES
  Hong Kong and China Gas Co., Ltd.              HK          296            532
                                                                        -------

 ...............................................................................
WHOLESALE TRADE - 10.0%
  DURABLE GOODS
  Johnson Electric Holdings Ltd.                 HK          279            992
  Li & Fung Ltd.                                 HK          272            411
                                                                        -------
                                                                          1,403
                                                                        -------
TOTAL COMMON STOCKS (cost of $15,631) (b)                                 12,046
                                                                        -------

SHORT-TERM OBLIGATIONS - 13.3%                               PAR
-------------------------------------------------------------------------------
  Federal National Mortgage Assoc.
  (cost of $1,857)      5.610%(c) 03/02/98               $ 1,858          1,857
                                                                        -------

OTHER ASSETS & LIABILITIES, NET - 0.7%                                       99
-------------------------------------------------------------------------------

NET ASSETS - 100%                                                       $14,002
                                                                        =======

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------
(a) Non-income producing.
(b) Cost for federal income tax purposes is the same.
(c) Rate represents yield at day of purchase.

Summary of Securities
 by Country                            Country          Value        % of Total
-------------------------------------------------------------------------------
Hong Kong                                    HK        $ 9,244             76.7
Singapore                                    Si          1,584             13.2
Philippines                                  Ph            907              7.5
Thailand                                     Th            194              1.6
Indonesia                                    In            117              1.0
                                                       -------          -------
                                                       $12,046            100.0
                                                       =======          =======

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
                         FEBRUARY 28, 1998 (UNAUDITED)

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $15,631)                                  $ 12,046
Short-term obligations                                                  1,857
                                                                     --------
                                                                       13,903
Cash including foreign currencies (cost $54)               54
Receivable for:
  Fund shares sold                                         73
  Dividends                                                 4
  Expense reimbursement due from
    Adviser/Administrator                                  10
Deferred organization expenses                              1             142
                                                       -------       --------
    Total Assets                                                       14,045

LIABILITIES
Payable for:
  Fund shares repurchased                                  19
Accrued:
  Management fee                                           15
  Administration fee                                        3
  Transfer agent fee                                        3
  Bookkeeping fee                                           2
Other                                                       1
                                                       ------
    Total Liabilities                                                      43
                                                                     --------

NET ASSETS                                                           $ 14,002
                                                                     ========

Net asset value & redemption price per share -
Class A ($6,611/927)                                                    $7.13
                                                                       ======
Maximum offering price per share - Class A
($7.13/0.9425)                                                          $7.56(a)
                                                                       ======
Net asset value & offering price per share -
Class B ($6,337/900)                                                    $7.04(b)
                                                                       ======
Net asset value & offering price per share -
Class C ($1,000/142)                                                    $7.04(b)
                                                                       ======
Net asset value, offering & redemption price
per share - Class Z ($54/8)                                             $7.17
                                                                       ======


(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


See notes to financial statements.

                            STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998
                                 (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Dividends:
    Dickson Concepts International Ltd.                                 $   18
    Four Seas Mercantile                                                    19
    Hon Kwok Land Investment                                                19
    Li & Fung Ltd.                                                          18
    Sun Hung Kai Properties Ltd.                                            17
    Other                                                                  134
Interest                                                                    73
                                                                        ------
      Total Investment Income                                              298

EXPENSES
Management fee                                         $   76
Administration fee                                         16
Service fee - Class A, Class B, Class C                    18
Distribution fee - Class B                                 25
Distribution fee - Class C                                  4
Transfer agent fee                                         16
Bookkeeping fee                                            12
Trustees fee                                                4
Audit fee                                                   9
Legal fee                                                   1
Custodian fee                                              30
Registration fee                                           28
Reports to shareholders                                     5
Other                                                       3
                                                       ------
                                                          247
Fees and expenses waived or borne
  by the Adviser/Administrator                            (43)             204
                                                       -------         -------
       Net Investment Income                                                94
                                                                       -------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized loss on:
  Investments                                          (1,084)
  Foreign currency transactions                           (43)
                                                       -------
    Net Realized Loss                                                   (1,127)
Net unrealized appreciation (depreciation)
  during the period on:
  Investments                                          (3,117)
  Foreign currency transactions                             6
                                                      -------
    Net Unrealized Depreciation                                         (3,111)
                                                                       -------
       Net Loss                                                         (4,238)
                                                                       -------
Decrease in Net Assets from Operations                                 $(4,144)
                                                                       =======

See notes to financial statements.

                     STATEMENT OF CHANGES IN NET ASSETS

                                                  (Unaudited)
                                                  Six months        Year
                                                     ended          ended
(in thousands)                                     February 28   August 31
                                                  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS                    1998            1997 (a)
Operations:
Net investment income                                 $    94       $     47
Net realized loss                                      (1,127)          (592)
Net unrealized depreciation                            (3,111)          (157)
                                                      -------       --------
    Net Decrease from Operations                       (4,144)          (702)
                                                      -------       --------
Fund Share Transactions:
Receipts for shares sold - Class A                      3,123          9,296
Cost of shares repurchased - Class A                   (3,357)        (3,860)
                                                       ------       --------
                                                         (234)         5,436
                                                       ------       --------
Receipts for shares sold - Class B                      3,962          7,205
Cost of shares repurchased - Class B                   (3,559)        (1,884)
                                                      -------       --------
                                                          403          5,321
                                                      -------       --------
Receipts for shares sold - Class C                      1,304          1,323
Cost of shares repurchased - Class C                   (1,285)          (722)
                                                      -------       --------
                                                           19            601
                                                      -------       --------
Receipts for shares sold - Class Z                         10            114
Cost of shares repurchased - Class Z                     (872)           (50)
                                                      -------       --------
                                                         (862)            64
                                                      -------       --------
Net Increase (Decrease) from Fund
  Share Transactions                                     (674)        11,422
                                                      -------       --------
        Total Increase (Decrease)                      (4,818)        10,720
NET ASSETS
Beginning of period                                    18,820          8,100
                                                      -------       --------
End of period (including accumulated
  net investment loss of $42 and $93,
  respectively)                                       $14,002       $18,820
                                                      =======       =======

NUMBER OF FUND SHARES
Sold - Class A                                            437            979
Repurchased - Class A                                    (461)          (408)
                                                      -------       --------
                                                          (24)           571
                                                      -------       --------
Sold - Class B                                            527            765
Repurchased - Class B                                    (477)          (200)
                                                      -------       --------
                                                           50            565
                                                      -------       --------
Sold - Class C                                            180            140
Repurchased - Class C                                    (182)           (75)
                                                      -------       --------
                                                           (2)            65
                                                      -------       --------
Sold - Class Z                                              1             12
Repurchased - Class Z                                    (125)            (5)
                                                      -------       --------
                                                         (124)             7
                                                      -------       --------
(a) Effective July 1, 1997, Class D shares were redesignated Class C shares.

See notes to financial statements.

                 NOTES TO FINANCIAL STATEMENTS
                  FEBRUARY 28, 1998 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
 ...............................................................................
In the opinion of management of Colonial Newport Tiger Cub Fund (the Fund), a series of Colonial Trust II, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at February 28, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2.  ACCOUNTING POLICIES
 ...............................................................................
ORGANIZATION: The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in equity securities of small companies (i.e. companies with equity market capitalization's of U.S. $1 billion or less) located in the nine Tigers of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines). The Fund may issue an unlimited number of shares. The Fund offers four classes of shares:
Class A, Class B, Class C, and Class Z. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Effective July 1, 1997, Class D shares were redesignated Class C shares. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, please refer to the prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of a foreign market, the foreign securities may be valued at their current value.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. In certain countries, the Fund may hold portfolio positions for which market quotations are not readily available. Such securities are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred $1,000 of expenses in connection with its organization. These expenses were deferred and are being amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
 ...............................................................................
MANAGEMENT FEE: Newport Fund Management (the Adviser) is the investment Adviser of the Fund and receives a monthly fee equal to 1.15% annually of the Fund's average net assets.

ADMINISTRATION FEE:  Colonial Management Associates, Inc. (the
Administrator), an affiliate of the Adviser, provides accounting and other other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Administrator provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective October 1, 1997 and continuing through September 30, 1998, the Transfer Agent fee will be reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Financial Investments, Inc. (the Distributor), a subsidiary of the Administrator, is the Fund's principal underwriter. For the six months ended February 28, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $6,725 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $24,213 and $3,535 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser/Administrator have agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 2.00% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
 ...............................................................................
Investment activity: During the six months ended February 28, 1998, purchases and sales of investments, other than short-term obligations, were $4,835,980 and $3,327,610, respectively.

Unrealized appreciation (depreciation) at February 28, 1998, based on cost of investments for both financial statement and federal income tax purposes was:

        Gross unrealized appreciation                    $   857,922
        Gross unrealized depreciation                     (4,442,776)
                                                         -----------
           Net unrealized depreciation                   $(3,584,854)
                                                         ===========

CAPITAL LOSS CARRYFORWARDS: At August 31, 1997, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                       Year of          Capital loss
                     expiration         carryforward
                     ----------         ------------
                       2005               $ 38,000

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5.  LINE OF CREDIT
 ...............................................................................
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal fund rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended February 28, 1998.

NOTE 6.  COMPOSITION OF NET ASSETS
 ...............................................................................
   Capital paid in                                                    $ 19,215
   Accumulated net investment loss                                         (42)
   Accumulated net realized loss                                        (1,586)
   Net unrealized depreciation                                          (3,585)
                                                                      --------
                                                                      $ 14,002
                                                                      ========

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout the period are as follows:
                                                 (Unaudited)
                                         Six months ended February 28
-----------------------------------------------------------------------------
                                                    1998
                               Class A      Class B      Class C      Class Z
                               -------      -------      -------      -------
Net asset value -
  Beginning of period          $ 9.100      $ 9.020      $ 9.020      $ 9.130
                               -------      -------      -------      -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment
income (a)(b)(d)                 0.060        0.032        0.032        0.068
Net realized and
unrealized loss                 (2.030)      (2.012)      (2.012)      (2.028)
                               -------      -------      -------      -------
  Total from Investment
   Operations                   (1.970)      (1.980)      (1.980)      (1.960)
                               -------      -------      -------      -------

Net asset value -
  End of period                $ 7.130      $ 7.040      $ 7.040      $ 7.170
                               =======      =======      =======      =======
Total return (e)(f)           (21.65)%(g)  (21.95)%(g)  (21.95)%(g)  (21.47)%(g)
                               =======      =======      =======      =======

RATIOS TO AVERAGE NET ASSETS
Expenses (h)                     2.25%(i)     3.00%(i)     3.00%(i)     2.00%(i)
Net investment
income (loss) (h)                1.55%(i)     0.80%(i)     0.80%(i)     1.80%(i)
Fees and expenses
waived or borne by
the Adviser/Administrator (h)    0.55%(i)     0.55%(i)     0.55%(i)     0.55%(i)
Portfolio turnover                 26%(g)       26%(g)       26%(g)       26%(g)
Average commission rate        $0.0041      $0.0041      $0.0041      $0.0041
Net assets at end
of period (000)                $ 6,611      $ 6,337      $ 1,000      $    54


(a) Net of fees and expenses waived or borne by the Adviser/Administrator
    which amounted to:         $ 0.021      $ 0.021      $ 0.021      $ 0.021
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective July 1, 1997, Class D shares were redesignated Class
    C shares.
(d) 1998 information includes distributions from Dickson Concepts Intl., Four Seas Mercantile, Hon Kwok Land Investment, Li & Fung Ltd., and Sun Hung Kai Properties Ltd. which amounted to $0.055 per share. 1997 information includes distributions from Srithai Superware Public Co., Ltd. and Varitronix International Ltd. which amounted to $0.039 per share.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Adviser/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(i) Annualized.

                         FINANCIAL HIGHLIGHTS -- CONT.

                                            Year ended August 31
-----------------------------------------------------------------------------
                                                    1997
                               Class A      Class B      Class C      Class Z
                               -------      -------      -------      -------

                               $ 9.320      $ 9.300      $ 9.300      $ 9.320
                               -------      -------      -------      -------



                                 0.059       (0.012)      (0.012)       0.083

                                (0.279)      (0.268)      (0.268)      (0.273)
                               -------      -------      -------      -------

                                (0.220)      (0.280)      (0.280)      (0.190)
                               -------      -------      -------      -------


                               $ 9.100      $ 9.020      $ 9.020      $ 9.130
                               =======      =======      =======      =======
                                 (2.36)%    (3.01)%      (3.01)%      (2.04)%
                               =======      =======      =======      =======


                                 2.25%        3.00%        3.00%        2.00%

                                 0.62%      (0.13)%      (0.13)%       0.87%


                                 1.09%        1.09%        1.09%        1.09%
                                   96%          96%          96%          96%
                               $0.0053      $0.0053     $ 0.0053     $ 0.0053

                               $ 8,653      $ 7,664      $ 1,300      $ 1,203




                               $ 0.105      $ 0.105      $ 0.105      $ 0.105

                                 FINANCIAL HIGHLIGHTS

  Selected data for a share of each class outstanding throughout each period are as follows:

                                            Period ended August 31
                               ----------------------------------------------
                                                   1996 (c)
                               Class A      Class B      Class C      Class Z
                               -------      -------      -------      -------
  Net asset value -
     Beginning of period       $10.000      $10.000      $10.000      $10.000
                               -------      -------      -------      -------

  INCOME FROM INVESTMENT OPERATIONS:
  Net investment
   income (loss) (a)(b)          0.016       (0.002)      (0.002)       0.021
  Net realized and
  unrealized loss               (0.696)      (0.698)      (0.698)      (0.701)
                               -------      -------      -------      -------
     Total from Investment
        Operations              (0.680)      (0.700)      (0.700)      (0.680)
                               -------      -------      -------      -------

  Net asset value -
     End of period             $ 9.320      $ 9.300      $ 9.300      $ 9.320
                               =======      =======      =======      =======
  Total return (d)(e)(f)       (6.80)%      (7.00)%      (7.00)%      (6.80)%
                               =======      =======      =======      =======

  RATIOS TO AVERAGE NET ASSETS
  Expenses (g)(h)                2.25%        3.00%        3.00%        2.00%
  Net investment
   income (loss) (g)(h)          0.62%      (0.13)%      (0.13)%       0.87%
  Fees and expenses
   waived or borne by the
   Adviser/Administrator (g)(h)  5.16%        5.16%        5.16%        5.16%
  Portfolio turnover (f)            3%           3%           3%           3%
  Average commission rate      $0.0049      $0.0049      $0.0049     $ 0.0049
  Net assets at end
  of period (000)              $ 3,542      $ 2,654      $   738      $ 1,166

(a) Net of fees and expenses waived or borne by the Adviser/Administrator
      which amounted to:       $ 0.123      $ 0.123      $ 0.123      $ 0.123
(b) Per share data was calculated using average shares outstanding during the period.
(c) The Fund commenced investment operations on June 3, 1996. (d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Adviser/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial Investors Service Center directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Financial Investments, by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Financial Investments of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Financial Investments. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FINANCIAL INVESTMENTS INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Newport Tiger Cub Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial Newport Tiger Cub Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call
1-800-426-3750 to order additional reports.

This report has been prepared for shareholders of Colonial Newport Tiger Cub Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus which provides sales charges, investment objectives and operating policies of the Fund and the most recent copy of Liberty Financial Investments' Performance Update.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

[LOGO] LIBERTY FINANCIAL INVESTMENT, INC. (C)1998
       Distributor for Colonial Funds, Stein Roe Advisor Funds and Newport Funds One Financial Center, Boston, MA 02111-2621
       Visit us at www.libertyfunds.com

                                                   CF-03/993E-0298 (4/98) 98/370